UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 19, 2025
Date of Report (Date of earliest event reported)

THE HERSHEY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-183	23-0691590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 East Chocolate Avenue
Hershey, PA 17033
(Address of principal executive offices)
(Zip Code)

(717) 534-4200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, one dollar par value	HSY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 19, 2025, the Compensation and Human Capital Committee (the “Committee”) of the Board of Directors of The Hershey Company (the “Company”) approved retention awards for Steven E. Voskuil, the Company’s Senior Vice President, Chief Financial Officer, Jason R. Reiman, the Company’s Senior Vice President, Chief Supply Chain Officer, and Deepak Bhatia, the Company’s Senior Vice President, Chief Technology Officer.

The awards were granted in the form of time-based restricted units (“RSUs”), with Mr. Voskuil receiving a contingent grant of 30,507 RSUs, Mr. Reiman receiving a contingent grant of 15,254 RSUs and Mr. Bhatia receiving a contingent grant of 12,203 RSUs. In general, the RSUs will vest in the event the recipient remains employed by the Company as of March 19, 2027, subject to earlier vesting in the event of termination by the Company without cause or termination by the executive with good reason.

The awards were granted pursuant to the terms and conditions of a Notice of Special Award of Restricted Stock Units (Retention Equity) (the “RSU Award Agreement”), the form of which was approved by the Committee on February 19, 2025.

The foregoing is not a complete description of the RSU Award Agreement and is qualified in its entirety by reference to the full text of the RSU Award Agreement, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	10.1	Form of Notice of Special Award of Restricted Stock Units (Retention Equity)
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: February 25, 2025	By:	/s/ James Turoff
James Turoff Senior Vice President, General Counsel and Secretary